Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES THIRD QUARTER 2020 RESULTS

Houston, Texas

November 5, 2020

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE:SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore oil and natural gas and wind farm facilities worldwide, today announced results for its third quarter ended September 30, 2020.

Notable third quarter items include:

•

Average dayrates, excluding those for the wind crew transfer vessel fleet, were $11,323 in the third quarter of 2020 compared to $10,946 in the third quarter of 2019. The year-over-year improvement in average dayrates reflect an improved fleet mix and the full quarter contribution from the acquisition of the remaining 50% of the equity interests in SEACOSCO Offshore LLC (“SEACOSCO”).  This acquisition added eight modern platform supply vessels to SEACOR Marine’s owned vessel fleet, six of which are equipped with a state-of-the-art battery energy storage system designed to reduce fuel consumption and enhance the safety and redundancy of the vessels’ systems.

•

Multiple hurricanes in the U.S. Gulf of Mexico, the COVID-19 pandemic and volatility in oil prices impacted revenues for the third quarter of 2020. SEACOR Marine expects this volatility to continue for at least the remainder of this year. SEACOR Marine will continue to closely monitor the level of activity from its oil and gas customers and adjust its operations accordingly.

•

Administrative and general expenses in the third quarter were $10.2 million, including a one-time restructuring charge of $0.25 million as a result of SEACOR Marine’s cost reduction initiative. During the third quarter of 2020, SEACOR Marine completed its Transformation Plan which resulted in the achievement of the previously announced target of $8.0 million in annual savings. SEACOR Marine continues to evaluate additional opportunities for further cost reductions to continue adapting to changing conditions.

SEACOR Marine’s consolidated operating revenues for the third quarter of 2020 were $45.7 million, operating loss was $11.4 million, and direct vessel profit (“DVP”)(1) was $16.6 million. This compares to consolidated operating revenues of $54.7 million, operating loss of $3.4 million, and DVP of $27.5 million in the third quarter of 2019. The reduction in DVP in the third quarter of 2020 was primarily driven by lower revenues in the United States.

Chief Executive Officer John Gellert commented on SEACOR Marine's third quarter results:

“SEACOR Marine continued to execute its strategy of prudent cost control and improving its fleet and geographic mix during a quarter marked by the ongoing challenges of COVID-19 and a very active hurricane season in the U.S. Gulf of Mexico. Our U.S. operations experienced their lowest utilization levels on record, mainly driven by the effects of the most active hurricane season since 2005, with five storms having disrupted operations in the region so far this year. Internationally, our West Africa and Middle East operations experienced weakened demand driven by the effects of low commodity prices and disruptions from the COVID-19 pandemic, as well as higher drydocking and repair time. However, we are encouraged that our operations in Latin America reflect the positive contribution of several vessels recently acquired as part of our SEACOSCO transaction, and that our offshore wind operations in Europe continued to meet our expectations, even in a difficult COVID-19 environment.

“I want to emphasize the importance of the two transactions that we executed at the end of last quarter, which will enhance our results and strengthen our liquidity. The acquisition of our partner’s interest in SEACOSCO is already accretive to our results this quarter, and the ability to carry back net operating losses pursuant to the CARES Act will add over $30 million of liquidity once received. We are well positioned to navigate this very challenging environment and create value for our stakeholders over the long term.

“COVID-19 continues to create significant challenges to our logistics, especially our crew rotations. SEACOR Marine is devoting significant resources to ensure the safety of our crews and the service of our fleet. Although the situation is greatly improved from the first half of the year, much progress needs to be made before we can return to the pre-COVID environment. We need a consistent approach across the offshore industry and better coordination with government authorities in order to facilitate the safe transit of our employees.  I again want to thank our crews and shore-based employees for their continued dedication to maintaining safe and reliable operations in a difficult environment.”

For the third quarter of 2020, net loss attributable to SEACOR Marine was $18.1 million ($0.72 loss per basic and diluted share) and operating loss was $11.4 million.  Net loss attributable to SEACOR Marine’s continuing operations for the third quarter of 2019 was $10.3 million ($0.34 loss per basic and diluted share) and operating loss was $3.4 million.

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability when applied to reportable segments and a non-GAAP measure when applied to individual vessels, fleet categories or the combined fleet.  DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation and interest expense for owned vessels vs. leased-in expense for leased-in vessels).  DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures.  DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP.  See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore oil and natural gas and windfarm facilities worldwide.  SEACOR Marine and its joint ventures operate a diverse fleet of offshore support and specialty vessels that deliver cargo and personnel to offshore installations; handle anchors and mooring equipment required to tether rigs to the seabed; tow rigs and assist in placing them on location and moving them between regions; provide construction, well workover and decommissioning support; and carry and launch equipment used underwater in drilling and well installation, maintenance and repair.  Additionally, SEACOR Marine’s vessels provide accommodations for technicians and specialists, safety support and emergency response services.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements.  Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters.  Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company.  These statements are not guarantees of future performance and actual events or results may differ significantly from these statements.  Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements.  Forward-looking statements speak only as of the date of the document in which they are made.  The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law.  It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any).  These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact Connie Morinello at (346) 980-1700 or InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except share data)

	Three Months Ended September 30,		Nine months ended September 30,
	2020	2019	2020	2019
Operating Revenues	$45,697	$54,700	$129,318	$152,422
Costs and Expenses:
Operating	29,128	27,211	77,661	97,747
Administrative and general	10,155	11,462	35,480	32,798
Lease expense	1,390	4,153	6,152	12,589
Depreciation and amortization	16,613	16,091	46,927	48,600
	57,286	58,917	166,220	191,734
(Loss) Gain on Asset Dispositions and Impairments, Net	233	861	(15,792)	(2,719)
Operating Loss	(11,356)	(3,356)	(52,694)	(42,031)
Other Income (Expense):
Interest income	50	317	1,255	886
Interest expense	(8,598)	(7,362)	(23,231)	(22,659)
SEACOR Holdings guarantee fees	(11)	(26)	(36)	(87)
Derivative gains (losses), net	5	3,057	5,204	734
Foreign currency gains, net	(853)	(370)	(959)	(624)
	(9,407)	(4,384)	(17,767)	(21,750)
Loss from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(20,763)	(7,740)	(70,461)	(63,781)
Income Tax Benefit	(3,119)	1,277	(24,868)	(5,606)
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(17,644)	(9,017)	(45,593)	(58,175)
Equity in Losses of 50% or Less Owned Companies	(433)	(1,325)	1,458	(11,879)
Loss from Continuing Operations	(18,077)	(10,342)	(44,135)	(70,054)
(Loss) Income on Discontinued Operations, Net of Tax	—	(7,899)	—	(6,724)
Net Loss	(18,077)	(18,241)	(44,135)	(76,778)
Net Loss attributable to Noncontrolling Interests in Subsidiaries	4	204	(4,036)	(4,395)
Net Loss attributable to SEACOR Marine Holdings Inc.	$(18,081)	$(18,445)	$(40,099)	$(72,383)

Basic and Diluted Loss Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.72)	$(0.34)	$(1.63)	$(2.80)
Discontinued operations	—	(0.44)	—	$(0.29)
	$(0.72)	$(0.78)	$(1.63)	$(3.09)
Weighted Average Common Shares and Warrants Outstanding:
Basic and diluted shares	24,989,977	23,740,718	24,611,666	23,406,759

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF LOSS

(in thousands, except statistics and per share data)

	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Time Charter Statistics:
Average Rates Per Day Worked (excluding crew transfer)	$11,323	$11,018	$11,157	$11,071	$10,946
Average Rates Per Day	$6,656	$6,648	$7,163	$7,260	$6,981
Fleet Utilization (excluding crew transfer)	54%	57%	57%	62%	64%
Fleet Utilization	70%	69%	63%	68%	74%
Fleet Available Days (excluding crew transfer)	5,715	5,167	5,210	5,542	6,048
Fleet Available Days	9,379	8,688	8,668	9,007	9,578
Operating Revenues:
Time charter	$43,586	$39,807	$39,290	$44,465	$49,747
Bareboat charter	676	723	724	834	1,765
Other marine services	1,435	1,348	1,729	3,771	3,188
	45,697	41,878	41,743	49,070	54,700
Costs and Expenses:
Operating:
Personnel	16,513	13,378	13,706	15,096	15,879
Repairs and maintenance	4,639	4,311	4,804	3,983	5,495
Drydocking	585	566	1,365	766	515
Insurance and loss reserves	1,873	1,589	939	1,663	1,198
Fuel, lubes and supplies	2,388	2,295	2,067	2,409	2,910
Other	3,130	1,774	1,739	2,061	1,214
	29,128	23,913	24,620	25,978	27,211
Direct Vessel Profit (1)	16,569	17,965	17,123	23,092	27,489
Other Costs and Expenses:
Lease expense	1,390	1,355	3,407	3,570	4,153
Administrative and general	10,155	14,560	10,765	11,928	11,462
Depreciation and amortization	16,613	15,313	15,001	15,412	16,091
	28,158	31,228	29,173	30,910	31,706
(Losses) Gains on Asset Dispositions and Impairments, Net	233	(3,453)	(12,572)	(2,679)	862
Operating Loss	(11,356)	(16,716)	(24,622)	(10,497)	(3,355)
Other Income (Expense):
Interest income	50	529	676	559	317
Interest expense	(8,598)	(6,995)	(7,638)	(7,397)	(7,362)
SEACOR Holdings guarantee fees	(11)	(9)	(16)	(21)	(26)
Derivative losses (gains), net	5	85	5,114	(663)	3,057
Foreign currency gains, net	(853)	(171)	65	(1,037)	(370)
Other, net	—	—	—	(1)	—
	(9,407)	(6,561)	(1,799)	(8,560)	(4,384)
Loss Before from Continuing Operations Before Income Tax Benefit and Equity in Earnings of 50% or Less Owned Companies	(20,763)	(23,277)	(26,421)	(19,057)	(7,739)
Income Tax (Benefit) Expense	(3,119)	(15,081)	(6,668)	(2,306)	1,277
Loss from Continuing Operations Before Equity in Earnings of 50% or Less Owned Companies	(17,644)	(8,196)	(19,753)	(16,751)	(9,016)
Equity in Losses of 50% or Less Owned Companies	(433)	2,130	(239)	(2,425)	(1,325)
Loss from Continuing Operations	(18,077)	(6,066)	(19,992)	(19,176)	(10,341)
(Loss) Income from Discontinued Operations, Net of Tax	—	—	—	(2,742)	(7,899)
Net Loss	(18,077)	(6,066)	(19,992)	(21,918)	(18,240)
Net (Loss) Income attributable to Noncontrolling Interests in Subsidiaries	4	7	(4,047)	(1,463)	204
Net Loss attributable to SEACOR Marine Holdings Inc.	$(18,081)	$(6,073)	$(15,945)	$(20,455)	$(18,444)

Basic and Diluted Income (Loss) Per Common Share and Warrants of SEACOR Marine Holdings Inc.
Continuing operations	$(0.72)	$(0.24)	$(0.66)	$(0.74)	$(0.49)
Discontinued operations	—	—	—	(0.12)	(0.29)
	$(0.72)	$(0.24)	$(0.66)	$(0.86)	$(0.78)
Weighted Average Common Shares and Warrants Outstanding:
Basic and Diluted	24,989	24,851	23,989	23,832	23,741
Common Shares and Warrants Outstanding at Period End	24,996	24,899	24,854	23,708	23,653

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$19,397	$15,574	$20,988	$19,285	$17,851
Fleet utilization	5%	5%	11%	20%	26%
Fleet available days	1,871	1,842	1,864	1,956	2,340
Out-of-service days for repairs, maintenance and drydockings	37	32	116	6	159
Out-of-service days for cold-stacked status	1,576	1,465	1,301	1,301	1,131
Operating Revenues:
Time charter	$1,668	$1,478	$4,375	$7,408	$10,914
Bareboat charter	731	723	724	732	597
Other marine services	473	513	642	516	838
	2,872	2,714	5,741	8,656	12,349
Direct Costs and Expenses:
Operating:
Personnel	2,481	2,284	2,928	3,432	4,353
Repairs and maintenance	338	314	617	782	1,508
Drydocking	-	110	1,057	252	547
Insurance and loss reserves	778	354	135	566	371
Fuel, lubes and supplies	251	189	524	407	739
Other	85	93	79	102	88
	3,933	3,344	5,340	5,541	7,606
Direct Vessel Profit (Loss) (1)	$(1,061)	$(630)	$401	$3,115	$4,743
Other Costs and Expenses:
Lease expense	$716	$741	$2,138	$2,283	$2,758
Depreciation and amortization	4,961	5,254	5,358	5,474	5,634

Africa, primarily West Africa
Time Charter Statistics:
Average rates per day worked	$8,364	$9,001	$9,249	$9,435	$9,316
Fleet utilization	71%	85%	89%	88%	91%
Fleet available days	1,288	1,304	1,346	1,349	1,380
Out-of-service days for repairs, maintenance and drydockings	45	90	56	68	—
Out-of-service days for cold-stacked status	124	—	—	—	—
Operating Revenues:
Time charter	$7,641	$9,944	$11,095	$11,249	$11,738
Other marine services	(385)	(480)	167	1,216	129
	7,256	9,464	11,262	12,465	11,867
Direct Costs and Expenses:
Operating:
Personnel	2,597	2,546	2,695	3,230	3,308
Repairs and maintenance	1,066	1,379	1,435	1,242	1,323
Drydocking	481	256	8	253	(53)
Insurance and loss reserves	267	188	193	369	230
Fuel, lubes and supplies	994	727	472	817	961
Other	686	565	571	976	499
	6,091	5,661	5,374	6,887	6,268
Direct Vessel Profit (1)	$1,165	$3,803	$5,888	$5,578	$5,599
Other Costs and Expenses:
Lease expense	$430	$417	$1,126	$757	$761
Depreciation and amortization	2,667	2,889	2,604	2,608	2,681

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$9,670	$10,245	$9,634	$8,843	$8,795
Fleet utilization	78%	82%	73%	82%	83%
Fleet available days	1,809	1,613	1,671	1,901	2,020
Out-of-service days for repairs, maintenance and drydockings	89	113	200	15	129
Out-of-service days for cold-stacked status	76	61	48	153	184
Operating Revenues:
Time charter	$13,672	$13,605	$11,767	$13,840	$14,798
Other marine services	296	514	420	678	414
	13,968	14,119	12,187	14,518	15,212
Direct Costs and Expenses:
Operating:
Personnel	5,171	3,795	3,811	4,129	4,023
Repairs and maintenance	1,564	1,580	1,246	973	1,387
Drydocking	104	200	414	146	20
Insurance and loss reserves	451	430	339	408	333
Fuel, lubes and supplies	482	955	665	769	701
Other	1,771	819	683	635	567
	9,543	7,779	7,158	7,060	7,031
Direct Vessel Profit (1)	$4,425	$6,340	$5,029	$7,458	$8,181
Other Costs and Expenses:
Lease expense	$46	$32	$45	$42	$43
Depreciation and amortization	4,379	3,921	3,790	3,963	3,914

Latin America
Time Charter Statistics:
Average rates per day worked	$13,355	$10,752	$9,397	$8,649	$6,867
Fleet utilization	99%	97%	93%	69%	71%
Fleet available days	655	408	389	429	399
Out-of-service days for repairs, maintenance and drydockings	7	—	3	35	5
Out-of-service days for cold-stacked status	—	—	—	65	92
Operating Revenues:
Time charter	$8,621	$4,251	$3,396	$2,541	$1,951
Bareboat charter	—	—	-	102	1,168
Other marine services	212	168	149	261	221
	8,833	4,419	3,545	2,904	3,340
Direct Costs and Expenses:
Operating:
Personnel	2,342	1,377	1,215	1,081	846
Repairs and maintenance	704	255	392	234	298
Drydocking	—	—	(114)	114	—
Insurance and loss reserves	138	105	69	79	31
Fuel, lubes and supplies	307	132	135	127	187
Other	444	123	305	188	(87)
	3,935	1,992	2,002	1,823	1,275
Direct Vessel Profit (1)	$4,898	$2,427	$1,543	$1,081	$2,065
Other Costs and Expenses:
Lease expense	$9	$9	$9	$9	$—
Depreciation and amortization	1,708	950	899	1,037	1,573

SEACOR MARINE HOLDINGS INC.

 UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY REGION (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Europe, Continuing Operations
Time Charter Statistics:
Average rates per day worked	3,434	3,436	3,471	3,505	3,146
Fleet utilization	93%	87%	73%	80%	96%
Fleet available days	3,756	3,521	3,398	3,373	3,439
Out-of-service days for repairs, maintenance and drydockings	81	117	122	107	3
Out-of-service days for cold-stacked status	92	—	—	—	92
Operating Revenues:
Time charter	$11,984	$10,529	$8,657	$9,427	$10,346
Bareboat charter	(55)				—
Other marine services	839	633	351	1,100	1,586
	12,768	11,162	9,008	10,527	11,932
Direct Costs and Expenses:
Operating:
Personnel	3,922	3,376	3,057	3,224	3,349
Repairs and maintenance	967	783	1,114	752	979
Drydocking	—	—	—	1	1
Insurance and loss reserves	239	512	203	241	233
Fuel, lubes and supplies	354	292	271	289	322
Other	144	174	101	160	147
	5,626	5,137	4,746	4,667	5,031
Direct Vessel Profit for Continuing Operations (1)	$7,142	$6,025	$4,262	$5,860	$6,901
Other Costs and Expenses:
Lease expense	$189	$156	$89	$479	$591
Depreciation and amortization	2,898	2,299	2,350	2,330	2,289

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Anchor handling towing supply
Time Charter Statistics:
Average rates per day worked	$7,388	$8,383	$8,012	$8,095	$7,790
Fleet utilization	54%	43%	39%	48%	53%
Fleet available days	644	667	709	705	736
Out-of-service days for repairs, maintenance and drydockings	21	76	74	33	10
Out-of-service days for cold-stacked status	276	273	273	337	332
Operating Revenues:
Time charter	$2,564	$2,413	$2,225	$2,714	$3,059
Other marine services	(147)	(137)	559	1,076	365
	2,417	2,276	2,784	3,790	3,424
Direct Costs and Expenses:
Operating:
Personnel	950	853	892	1,212	1,418
Repairs and maintenance	432	679	408	330	524
Drydocking	(2)	(19)	22	-	8
Insurance and loss reserves	139	159	45	208	179
Fuel, lubes and supplies	148	168	216	145	252
Other	370	341	259	366	404
	2,037	2,181	1,842	2,261	2,785
Direct Vessel Profit (Loss) (1)	$380	$95	$942	$1,529	$639
Other Costs and Expenses:
Lease expense	$505	$518	$1,216	$872	$1,357
Depreciation and amortization	495	500	561	522	568

Fast support
Time Charter Statistics:
Average rates per day worked	$8,421	$8,590	$8,472	$8,257	$8,133
Fleet utilization	63%	72%	76%	78%	78%
Fleet available days	2,300	2,426	2,521	2,935	3,156
Out-of-service days for repairs, maintenance and drydockings	71	137	156	82	81
Out-of-service days for cold-stacked status	421	285	273	341	459
Operating Revenues:
Time charter	$12,212	$15,078	$16,284	$18,877	$20,079
Bareboat charter	731	723	724	732	597
Other marine services	(256)	(372)	(355)	(40)	(200)
	12,687	15,429	16,653	19,569	20,476
Direct Costs and Expenses:
Operating:
Personnel	4,180	4,166	4,659	5,071	5,486
Repairs and maintenance	1,642	1,922	2,278	1,873	2,204
Drydocking	587	274	36	357	(27)
Insurance and loss reserves	353	304	332	541	347
Fuel, lubes and supplies	976	1,180	904	1,098	1,395
Other	1,489	1,203	1,000	1,346	959
	9,227	9,049	9,209	10,286	10,364
Direct Vessel Profit (1)	$3,460	$6,380	$7,444	$9,283	$10,112
Other Costs and Expenses:
Lease expense	$351	$352	$352	$352	$351
Depreciation and amortization	5,105	5,405	5,118	5,447	5,646

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Supply
Time Charter Statistics:
Average rates per day worked	$11,355	$8,477	$7,360	$7,179	$6,755
Fleet utilization	74%	83%	79%	87%	96%
Fleet available days	1,257	527	2,521	338	398
Out-of-service days for repairs, maintenance and drydockings	23	13	3	—	—
Out-of-service days for cold-stacked status	229	61	—	—	—
Operating Revenues:
Time charter	$10,541	$3,713	$2,520	$2,114	$2,589
Bareboat charter	(55)	—	—	102	1,168
Other marine services	92	(53)	(69)	582	863
	10,578	3,660	2,451	2,798	4,620
Direct Costs and Expenses:
Operating:
Personnel	3,821	1,591	1,206	1,369	1,266
Repairs and maintenance	968	375	348	159	276
Drydocking	—	197	—	142	1
Insurance and loss reserves	230	106	67	65	66
Fuel, lubes and supplies	601	219	119	377	205
Other	1,022	246	397	314	57
	6,642	2,734	2,137	2,426	1,871
Direct Vessel Profit (Loss) (1)	$3,936	$926	$314	$372	$2,749
Other Costs and Expenses:
Lease expense	$—	$—	$—	$381	$517
Depreciation and amortization	2,673	1,000	787	823	1,167

Specialty
Time Charter Statistics:
Fleet available days	42	91	91	92	92
Out-of-service days for cold-stacked status	42	91	91	92	92
Operating Revenues:
Other marine services	$—	$—	$—	$—	$—

Direct Costs and Expenses:
Operating:
Personnel	—	—	13	6	13
Repairs and maintenance	35	46	11	5	1
Insurance and loss reserves	13	16	20	9	18
Fuel, lubes and supplies	(8)	(2)	22	—	2
Other	32	67	101	64	75
	72	127	167	84	109
Direct Vessel Loss (1)	$(72)	$(127)	$(167)	$(84)	$(109)
Other Costs and Expenses:
Operating:
Depreciation and amortization	$27	$127	$128	$128	$128

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Liftboats
Time Charter Statistics:
Average rates per day worked	$27,947	$24,894	$27,513	$27,453	$26,172
Fleet utilization	23%	30%	31%	36%	39%
Fleet available days	1,472	1,456	1,456	1,472	1,665
Out-of-service days for repairs, maintenance and drydockings	64	9	141	6	153
Out-of-service days for cold-stacked status	899	816	664	657	432
Operating Revenues:
Time charter	$9,319	$11,001	$12,339	$14,375	$16,830
Other marine services	316	306	250	732	795
	9,635	11,307	12,589	15,107	17,625
Direct Costs and Expenses:
Operating:
Personnel	3,963	3,545	4,097	4,588	4,824
Repairs and maintenance	624	407	650	776	1,656
Drydocking	—	111	1,307	267	532
Insurance and loss reserves	1,055	893	679	711	484
Fuel, lubes and supplies	370	343	490	550	899
Other	538	219	147	338	221
	6,550	5,518	7,370	7,230	8,616
Direct Vessel Profit (1)	$3,085	$5,789	$5,219	$7,877	$9,009
Other Costs and Expenses:
Lease expense	$31	$44	$1,497	$1,497	$1,498
Depreciation and amortization	5,980	6,081	6,128	6,136	6,247

Crew transfer
Time Charter Statistics:
Average rates per day worked	$2,565	$2,481	$2,375	$2,378	$2,220
Fleet utilization	95%	87%	72%	77%	92%
Fleet available days	3,664	3,521	3,458	3,465	3,531
Out-of-service days for repairs, maintenance and drydockings	81	117	122	111	52
Out-of-service days for cold-stacked status	—	—	48	92	184
Operating Revenues:
Time charter	$8,950	$7,602	$5,922	$6,385	$7,190
Other marine services	710	548	315	389	577
	9,660	8,150	6,237	6,774	7,767
Direct Costs and Expenses:
Operating:
Personnel	3,184	2,721	2,592	2,435	2,432
Repairs and maintenance	891	754	1,056	693	775
Drydocking	—	3	—	—	—
Insurance and loss reserves	109	100	99	124	113
Fuel, lubes and supplies	263	230	230	220	152
Other	80	115	86	75	96
	4,527	3,923	4,063	3,547	3,568
Direct Vessel Profit (1)	$5,133	$4,227	$2,174	$3,227	$4,199
Other Costs and Expenses:
Lease expense	$107	$67	$-	$-	$-
Depreciation and amortization	1,766	1,637	1,717	1,837	1,819

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Other Activity
Operating Revenues:
Other marine services	$720	$1,056	$1,029	$1,032	$788
	720	1,056	1,029	1,032	788
Direct Costs and Expenses:
Operating:
Personnel	415	502	247	415	440
Repairs and maintenance	47	128	53	147	59
Insurance and loss reserves	(26)	11	(303)	5	(9)
Fuel, lubes and supplies	38	157	86	19	5
Other	(401)	(417)	(251)	(442)	(598)
	73	381	(168)	144	(102)
Direct Vessel Profit (1)	$647	$675	$1,197	$888	$890
Other Costs and Expenses:
Lease expense	$396	$374	$342	$468	$430
Depreciation and amortization	567	563	562	519	516

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (NON-GAAP PRESENTATION)

(in thousands)

	Three Months Ended
	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
Cash Flows from Continuing Operating Activities:
DVP (1)	16,569	17,965	17,123	23,092	27,489
Operating, leased-in equipment (excluding amortization of deferred gains)	(3,600)	(3,814)	(3,838)	(4,648)	(4,963)
Administrative and general (excluding provisions for bad debts and amortization of share awards)	(8,766)	(13,352)	(9,776)	(10,773)	(9,160)
SEACOR Holdings management and guarantee fees	(11)	(9)	(16)	(21)	(26)
Dividends received from 50% or less owned companies	2,117	—	—	800	873
Other, net (excluding non-cash losses)	—	—	—	(2)	—
	6,309	790	3,493	8,448	14,213
Changes in operating assets and liabilities before interest and income taxes	74	(9,293)	(7,144)	7,758	(7,236)
Director share awards	—	755	—	—	—
Restricted stock vested	—	(3)	(175)	(55)	(240)
Cash settlements on derivative transactions, net	(445)	(279)	(214)	(190)	(546)
Interest paid, excluding capitalized interest (1)	(6,071)	(4,529)	(4,744)	(6,255)	(5,633)
Interest received	50	529	676	560	316
Income taxes refunded, net	(829)	—	—	—	—
Net cash (used in) provided operating activities	(912)	(12,030)	(8,108)	10,266	874
Cash Flows from Continuing Investing Activities:
Purchases of property and equipment	(5,166)	(8,530)	(11,244)	(5,890)	(9,547)
Proceeds from disposition of property and equipment	3,539	14,030	3,105	36,418	10,119
Proceeds from the sale of ERRV fleet	—	—	—	27,390	—
Cash Impact of sale of ERRV fleet	—	—	—	(5,140)	—
Construction reserve funds transferred to short-term cash	—	3,745	—	—	—
Purchase of subsidiary from joint venture	—	(8,445)	—	—	—
Construction reserve funds used	—	—	9,148	5,268	1,951
Net investing activities in property and equipment	(1,627)	800	1,009	58,046	2,523
Investments in and advances to 50% or less owned companies	(907)	(56)	(245)	(6,062)	(8,686)
Capital distributions from equity investees	—	—	—	48	413
Principal payments on notes due from equity investees	490	—	—	—	22
Net cash provided by (used in) investing activities	(2,044)	744	764	52,032	(5,728)
Cash Flows from Continuing Financing Activities:
Payments on long-term debt	(8,246)	(3,502)	(5,222)	(3,899)	(11,976)
Proceeds from issuance of debt, net of offering costs	1,089	—	—	—	—
Proceeds from exercise of stock options and Warrants	2	—	—	340	973
Net cash (used in) provided by financing activities	(7,155)	(3,502)	(5,222)	(3,559)	(11,003)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	592	265	(1,908)	(19,238)	(472)
Net Change in Cash, Cash Equivalents and Restricted Cash	(9,519)	(14,523)	(14,474)	39,501	(16,329)
Cash Flows from Discontinued Operations
Operating Activities	—	—	—	4,297	(446)
Investing Activities	—	—	—	(4,462)	(116)
Effects of FX Rate Changes on Cash and Cash Equivalents	—	—	—	3,322	268
Net Decrease in Cash and Cash Equivalents from Discontinued Operations:	—	—	—	3,157	(294)
Net Change in Cash, Cash Equivalents and Restricted Cash	(9,519)	(14,523)	(14,474)	42,658	(16,623)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	58,050	72,573	87,047	44,389	61,012
Cash, Restricted Cash and Cash Equivalents, End of Period	$48,531	$58,050	$72,573	$87,047	$44,389

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Sep. 30, 2020	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sep. 30, 2019
ASSETS
Current Assets:
Cash and cash equivalents	$45,179	$54,698	$69,220	$83,943	$38,155
Restricted cash	3,352	3,352	3,353	3,104	4,016
Receivables:
Trade, net of allowance for doubtful accounts	54,935	57,892	48,192	49,128	58,954
Other	17,914	14,362	27,872	18,531	6,835
Receivables from SEACOR Holdings	18,814	14,394	—	—	—
Tax Receivable	11,770
Inventories	573	1,409	1,575	1,228	1,408
Prepaid expenses and other	3,598	3,218	2,653	2,612	3,146
Discontinued operations	—	—	—	—	13,127
Total current assets	156,135	149,325	152,865	158,546	125,641
Property and Equipment:
Historical cost	1,078,169	1,066,239	930,264	976,978	1,063,290
Accumulated depreciation	(334,387)	(322,378)	(312,911)	(358,962)	(400,628)
	743,782	743,861	617,353	618,016	662,662
Construction in progress	56,709	55,955	55,302	74,344	70,275
Net property and equipment	800,491	799,816	672,655	692,360	732,937
Right-of-Use Asset - Operating Leases	8,327	8,818	8,990	17,313	18,774
Right-of-Use Asset - Finance Lease	137
Investments, at Equity, and Advances to 50% or Less Owned Companies	88,933	90,900	125,010	124,680	118,222
Construction Reserve Funds	—	—	3,745	12,893	18,161
Other Assets	3,152	3,243	3,270	3,401	3,422
Discontinued operations	—	—	—	—	23,349
	$1,057,175	$1,052,102	$966,535	$1,009,193	$1,040,506
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$9,632	$11,765	$13,359	$15,099	$15,182
Current lease liability - Finance	27	-	-	-	-
Current portion of long-term debt	52,108	51,793	37,084	17,802	23,446
Accounts payable and accrued expenses	29,542	22,382	32,023	25,691	26,507
Due to SEACOR Holdings	—	—	66	74	77
Other current liabilities	30,178	30,162	29,949	36,151	42,372
Discontinued operations	—	—	—	—	3,813
Total current liabilities	121,487	116,102	112,481	94,817	111,397
Long-Term Operating Lease Liabilities	5,694	6,545	7,859	9,822	12,878
Long-Term Finance Lease Liabilities	113	-	-	-	-
Long-Term Debt	452,964	447,663	356,729	380,251	375,772
Conversion Option Liability on Convertible Senior Notes	1	6	91	5,205	4,543
Deferred Income Taxes	36,452	24,101	26,113	33,905	36,921
Deferred Gains and Other Liabilities	3,810	6,321	7,951	6,269	4,848
Total liabilities	620,521	600,738	511,224	530,269	546,359
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	235	232	231	219	219
Additional paid-in capital	450,320	449,116	447,425	429,318	427,823
(Accumulated Deficit) Retained earnings	(13,023)	5,058	11,131	27,076	64,929
Shares held in treasury	(848)	(847)	(844)	(669)	(614)
Accumulated other comprehensive loss, net of tax	(380)	(2,541)	(2,971)	1,548	(21,105)
	436,304	451,018	454,972	457,492	471,252
Noncontrolling interests in subsidiaries	350	346	339	21,432	22,895
Total equity	436,654	451,364	455,311	478,924	494,147
	$1,057,175	$1,052,102	$966,535	$1,009,193	$1,040,506

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Joint Ventured	Leased-in	Managed	Total
September 30, 2020
AHTS	4	—	3	—	7
FSV	26	5	1	1	33
Supply	14	27	—	2	43
Specialty	—	3		—	3
Liftboats	14	—	2	—	16
Crew transfer	41	4	—	—	45
	99	39	6	3	147
June 30, 2020
AHTS	4	—	3	—	7
FSV	26	5	1	1	33
Supply	13	27	—	2	42
Specialty	1	3	—	—	4
Liftboats	14	—	2	—	16
Crew transfer	39	5	—	—	44
	97	40	6	3	146